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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 6, 2003



                               DONLAR CORPORATION
             (Exact name of registrant as specified in its charter)




           Illinois                     000-11472                36-3683785
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)


              6502 South Archer Road, Bedford Park, Illinois 60501 Registrant's telephone number, including area code: (708) 563-9200

               (Address of principal executive offices) (Zip Code)



         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On March 6, 2003, Donlar Corporation (the "Company") was advised by the Office of the Secretary of State of the State of Illinois that the effective date of the merger of Donlar Biosyntrex Corporation, a Nevada corporation, with and into the Company would be March 5, 2003 instead of February 27, 2003, as a result of technical problems with the documents filed with the Office of the Secretary of State on February 27, 2003.

FORWARD LOOKING STATEMENTS

         Except for historical information, this Form 8-K contains certain forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth, and other risks listed from time to time in the Company's Securities and Exchange Commission (SEC) filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DONLAR CORPORATION



Dated:  March 11, 2003         By:   /s/ Larry P. Koskan
                                     -----------------------------------------
                                     Larry P. Koskan, Chief Executive Officer